EXHIBIT 31.1


                      CHIEF EXECUTIVE OFFICER CERTIFICATION

I, Frank Aiello, certify that:

1. I have reviewed this annual report on Form 10-KSB o f Cal Alta Auto Glass,
Inc.,

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements
made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements
, and other financial
information included in this report, fairly present
 in all material respects the
financial condition, results of operations and cash
 flows of the registrant as
of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s)and
 I are responsible for
establishing and maintaining disclosure controls
 and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and
 internal control over financial
reporting (as defined in Exchange Act Rules 13a-15
(f) and 15d-15(f)) for the
registrant and have:

                  (a) designed such disclosure
controls and procedures, or
         caused such disclosure controls and
 procedures to be designed under our
         supervision, to ensure that material
 information relating to the
         registrant, including its consolidated
subsidiaries, is made known to
         us by others within those entities,
particularly during the period in
         which this report is being prepared;

                  (b) designed such internal
 control over financial reporting,
         or caused such internal control over
 financial reporting to be designed
         under our supervision, to provide
 reasonable assurance regarding
         reliability of financial reporting
and the preparation of financial
         statement for external purposes in
 accordance with generally accepted
         accounting principles;

                  (c) evaluated the effectiveness
of the registrant's disclosure
         controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

                  (d) disclosed in this report
 any change in the registrant's
         internal control over financial
reporting that occurred during the
         registrant's most recent fiscal
quarter (the registrant's fourth fiscal
         quarter in the case of an annual
 report) that has materially affected,
         or is reasonably likely to materially
 affect, the registrant's internal
         control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control
 over financial reporting, to the
registrant's auditors and the audit committee
 of registrant's board of directors
(or persons performing the equivalent functions):

                  (a) all significant deficiencies
 and material weaknesses in
         the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, summarize and report
financial information; and

                  (b) any fraud, whether or not
 material, that involves
         management or other employees who have
 a significant role in the
         registrant's internal control over
financial reporting.


Date: April 14, 2008
                      /S/ Frank Aiello
                        -----------------
                          Frank Aiello
                          President /Chief Executive
	 Officer/ Principal Accounting Officer